                      STATEMENT OF ADDITIONAL INFORMATION



                     STRONG U.S. TREASURY MONEY FUND, INC.
                         STRONG MONEY MARKET FUND, INC.
                          STRONG ADVANTAGE FUND, INC.
                       STRONG SHORT-TERM BOND FUND, INC.
                    STRONG GOVERNMENT SECURITIES FUND, INC.
                        STRONG CORPORATE BOND FUND, INC.
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           Telephone:  (414) 359-1400
                           Toll-Free:  (800) 368-3863




         This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Strong U.S. Treasury Money Fund, Inc. (the "Treasury Fund"), Strong Money Market Fund, Inc. (the "Money Fund"), (the Treasury Fund and Money Fund are hereinafter collectively referred to as the "Money Market Funds"), Strong Advantage Fund, Inc. (the "Advantage Fund"), Strong Short-Term Bond Fund, Inc. (the "Short-Term Bond Fund"), Strong Government Securities Fund, Inc. (the "Government Fund"), and Strong Corporate Bond Fund, Inc. (the "Corporate Bond Fund") (formerly known as the Strong Income Fund) (hereinafter collectively referred to as the "Funds") dated May 1, 1995. Requests for copies of the Prospectus should be made by calling one of the numbers listed above. The financial statements appearing in the Funds' Annual Report, which accompanies this Statement of Additional Information, are incorporated herein by reference.






         This Statement of Additional Information is dated May 1, 1995, as supplemented on September 15, 1995.

                              STRONG INCOME FUNDS


TABLE OF CONTENTS                                                                                                PAGE
INVESTMENT RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
COMMON INVESTMENT POLICIES AND TECHNIQUES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
  Illiquid Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5
  When-Issued Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
  Lending of Portfolio Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
  Variable- or Floating-Rate Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6
  Mortgage- and Asset-Backed Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     7
  Repurchase Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
  Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
INVESTMENT POLICIES AND TECHNIQUES--MONEY MARKET FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . .     8
  Rule 2a-7: Maturity, Quality, and Diversification Restrictions  . . . . . . . . . . . . . . . . . . . . . .     8
INVESTMENT POLICIES AND TECHNIQUES --
ADVANTAGE, SHORT-TERM BOND, GOVERNMENT
SECURITIES, AND CORPORATE BOND FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
  Derivative Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    10
  High-Yield (High-Risk) Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
  Short Sales Against the Box . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
  Temporary Defensive Position  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
  Warrants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
INVESTMENT POLICIES AND TECHNIQUES -
ADVANTAGE, SHORT-TERM BOND, AND CORPORATE BOND FUNDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
  Depositary Receipts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    18
  Loan Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
  Foreign Investment Companies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
DIRECTORS AND OFFICERS OF THE FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    21
PRINCIPAL SHAREHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
INVESTMENT ADVISOR AND DISTRIBUTOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
PORTFOLIO TRANSACTIONS AND BROKERAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    26
CUSTODIAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    27
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    28
TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    29
DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    31
ADDITIONAL SHAREHOLDER INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    32
FUND ORGANIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    33
SHAREHOLDER MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    33
PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    34
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    41
PORTFOLIO MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    42
LEGAL COUNSEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
INDEPENDENT ACCOUNTANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43
APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1


         No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated May 1, 1995 and, if given or made, such information or representations may not be relied upon as having been authorized by the Funds.

         This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

         The investment objective of the Treasury and Money Funds is to seek current income, a stable share price and daily liquidity. The investment objective of the Advantage Fund is to seek current income with a very low degree of share-price fluctuation. The investment objective of the Short-Term Bond Fund is to seek total return by investing for a high level of current income with a low degree of share-price fluctuation. The investment objective of the Government Fund is to seek total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The investment objective of the Corporate Bond Fund is to seek total return by investing for a high level of current income with moderate degree of share-price fluctuation. The Funds' investment objectives and policies are described in detail in the Prospectus under the caption "Investment Objectives and Policies." The following are the Funds' fundamental investment limitations which cannot be changed without shareholder approval.

Each Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.


2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.


3.       May not issue senior securities, except as permitted under the 1940
         Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry. With respect to the Money Market Funds only, this limitation shall not limit the Funds' purchases of obligations issued by domestic banks.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

         The following are the Funds' non-fundamental operating policies which may be changed by the Board of Directors of each Fund without shareholder approval.

Each Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to the Money Market Funds) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.

         In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets.

9. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

10. Purchase or retain the securities of any issuer if any officer or director of the Fund or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and directors together own beneficially more than 5% of the securities of such issuer.

11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

13. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or
         (ii) engaging in repurchase agreements.

Money Market Funds. In addition to the common non-fundamental restrictions described above, the Money Market Funds may not engage in any transaction or practice which is not permissible under Rule 2a-7 of the 1940 Act, notwithstanding any other fundamental investment limitation or non-fundamental operating policy.

Corporate Bond Fund. Under normal market conditions, the Corporate Bond Fund will invest at least 65% of its total assets in bonds. The Fund may invest up to 5% of its total assets in warrants. In addition, the Advisor has adopted an internal policy that the Fund will not invest more than 10% of its total assets in debt obligations rated lower than BB or its equivalent. For the purposes of this internal policy, convertible securities will not be considered debt obligations.

         Except for the fundamental investment limitations listed above and each Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of a Fund's Board of Directors.

                   COMMON INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Funds' investment objectives, policies and techniques that are described in detail in the Prospectus under the captions "Investment Objectives and Policies" and "Implementation of Policies and Risks." Investment policies and techniques that are unique to the Money Market, Advantage, Short-Term Bond, Government, or Corporate Bond Funds are discussed below.

ILLIQUID SECURITIES

         The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, a Fund will not acquire illiquid securities if, as a result, they would comprise more than 15%, or with respect to the Money Market Funds, 10%, of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). The Board of Directors of each Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), including securities that may be resold pursuant to Rule 144A under the Securities Act, may be considered liquid. The Board of Directors of each Fund has delegated to Strong Capital Management, Inc. (the "Advisor") the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Advisor to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of each Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15%, or with respect to the Money Market Funds, 10%, of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

         A Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         Notwithstanding the above, the Advisor intends, as a matter of internal policy, to limit each Fund's investments in illiquid securities to 10% of its net assets.

WHEN-ISSUED SECURITIES

         The Funds may from time to time purchase securities on a "when-issued" basis. The price of debt securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on debt securities accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that their respective net asset values or income will be adversely affected by purchases of securities on a when-issued basis.

         The Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Funds will meet their respective obligations from then-available cash flow, sale of the securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the respective Fund's payment obligation).

LENDING OF PORTFOLIO SECURITIES

         Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. However, the Funds do not presently intend to engage in such lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Funds will retain authority to terminate any loans at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.

VARIABLE- OR FLOATING-RATE SECURITIES

         The Funds may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

         Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, each Fund may consider that instrument's maturity to be shorter than its stated maturity. Any such determination by the Money Market Funds will be made in accordance with Rule 2a-7.

         Variable-rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Funds may invest in them only if the Funds' Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Funds may invest. The Advisor, on behalf of the Funds, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Funds' portfolio.

         Each Fund will not invest more than 15%, or with respect to the Money Market Funds, 10%, of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Restrictions.") In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets a Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

         In determining a Fund's weighted average portfolio maturity, a Fund will consider a floating or variable rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.

MORTGAGE- AND ASSET-BACKED SECURITIES

         Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

         Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

         The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by a Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

         The Funds may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in a Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

REPURCHASE AGREEMENTS

         The Funds, other than the Treasury Fund, may invest in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. If the value of such securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement will be required to provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. A Fund may, under certain circumstances, deem repurchase agreements, collateralized by U.S. government securities to be investments in U.S. government securities.

BORROWING

         Each Fund may borrow money from banks, limited by each Fund's fundamental investment restriction to 33 1/3% of its total assets, and may engage in mortgage dollar roll transactions (except the Treasury Money Fund) and reverse repurchase agreements which may be considered a form of borrowing. (See "Implementation of Policies and Risks - Mortgage Dollar Rolls and Reverse Repurchase Agreements" in the Funds' Prospectus.) In addition, each Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets.


             INVESTMENT POLICIES AND TECHNIQUES--MONEY MARKET FUNDS


RULE 2a-7: MATURITY, QUALITY, AND DIVERSIFICATION RESTRICTIONS


         The Money Market Funds are subject to certain maturity restrictions pursuant to Rule 2a-7 under the 1940 Act for money market funds that use the amortized cost method of valuation to maintain a stable net asset value of $1.00 per share. Accordingly, the Money Market Funds will (i) maintain a dollar weighted average portfolio maturity of 90 days or less, and (ii) will purchase securities with a remaining maturity of no more than 13 months (397 calendar days). Further, the Treasury Fund will limit its investments to obligations which represent minimal credit risks. And, the Money Fund will buy only U.S. dollar-denominated securities which represent minimal credit risks and meet certain credit quality and diversification requirements. For purposes of calculating the maturity of portfolio instruments, the Money Market Funds will follow the requirements of Rule 2a-7. Under Rule 2a-7, the maturity of portfolio instruments is calculated as indicated below.

         Generally, the maturity of a portfolio instrument shall be deemed to be the period remaining (calculated from the trade date or such other date on which the Money Market Funds' interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

         (1) An instrument that is issued or guaranteed by the U.S. government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (2) A Variable Rate Instrument, the principal amount of which is scheduled on the face of the instrument to be paid on 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         (3) A Variable Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         (4) A Floating Rate Instrument that is subject to a Demand Feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         (5) A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or, where no date is specified, but the agreement is subject to a demand, the notice period applicable to a demand for the repurchase of the securities.





         With respect to the Money Fund, it is subject to certain credit quality restrictions pursuant to Rule 2a-7 under the 1940 Act. The Money Fund will invest at least 95% of its assets in instruments determined to present minimal credit risks and, at the time of acquisition, are (i) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities; (ii) rated by at least two nationally recognized rating agencies (or by one agency if only one agency has issued a rating) (the "required rating agencies") in the highest rating category for short-term debt obligations; (iii) unrated but whose issuer is rated in the highest category by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the instrument; or (iv) unrated (other than the type described in (iii)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating, and with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in its highest rating category). The foregoing are referred to as "first-tier securities."


         The balance of the securities in which the Money Fund may invest are instruments determined to present minimal credit risks, which do not qualify as first-tier securities, and, at the time of acquisition, are (i) rated by the required rating agencies in one of the two highest rating categories for short-term debt obligations; (ii) unrated but whose issuer is rated in one of the two highest categories by the required rating agencies with respect to a class of short-term debt obligations or any security within that class that is comparable in priority and security with the obligation; or (iii) unrated (other than described in (ii)) but determined by the Board of Directors of the Fund to be of comparable quality to the foregoing (provided the unrated security has not received a short-term rating and, with respect to a long-term security with a remaining maturity within the Fund's maturity restrictions, has not received a long-term rating from any agency that is other than in one of its highest two rating categories). The foregoing are referred to as "second-tier securities."


         In addition to the foregoing guidelines, the Money Fund is subject to certain diversification restrictions pursuant to Rule 2a-7 under the 1940 Act, which include (i) the Fund will not acquire a second-tier security of an issuer if, after giving effect to the acquisition, the Fund would have invested more than the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) the Fund will not invest more than 5% of the Fund's assets in the securities (other than securities issued by the U.S. government or any agency or instrumentality thereof) issued by a single issuer, except for certain investments held for not more than 3 business days.



         As used herein, all capitalized but undefined terms shall have the meaning such terms have in Rule 2a-7.




                     INVESTMENT POLICIES AND TECHNIQUES --
                     ADVANTAGE, SHORT-TERM BOND, GOVERNMENT
                      SECURITIES, AND CORPORATE BOND FUNDS

DERIVATIVE INSTRUMENTS


         GENERAL DESCRIPTION. As discussed in the Prospectus, the Funds may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures") and options on futures contracts for any lawful purpose consistent with each Fund's investment objective, such as to hedge the Fund's portfolio, risk management, or to attempt to enhance returns, but not for speculation.


         The use of these instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Funds' ability to use these instruments will be limited by tax considerations.

         In addition to the products, strategies and risks described below and in the Prospectus, the Advisor may discover additional derivative instruments and other hedging techniques. These new opportunities may become available as the Advisor develops new techniques or as regulatory authorities broaden the range of permitted transactions. The Advisor may utilize these opportunities to the extent that they are consistent with the Funds' investment objectives and permitted by the Funds' investment limitations and applicable regulatory authorities.

         SPECIAL RISKS OF THESE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon the Advisor's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Advisor is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a Fund.

         For a discussion of the federal income tax treatment of the Funds' derivative instruments, see "Taxes -- Derivative Instruments" below.

         GENERAL LIMITATIONS ON CERTAIN DERIVATIVE TRANSACTIONS. The Advantage, Short-Term Bond, Government, and Corporate Bond Funds have each filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for each Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that a Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such options positions are "in the money," do not exceed 5% of the Fund's net assets. Adoption of these guidelines does not limit the percentage of a Fund's assets at risk to 5%.

         In addition, (i) the aggregate value of securities underlying call options on securities written by a Fund or obligations underlying put options on securities written by a Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by a Fund and which are being held will not exceed 20% of the Fund's net assets; and (iii) a Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of a Fund's total assets.

         The foregoing limitations are not fundamental policies of the Funds and may be changed by each Fund's Board of Directors without shareholder approval as regulatory agencies permit.

         Transactions using options (other than purchased options) expose the Funds to counter-party risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid high grade debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts as a cover could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

         OPTIONS. Each Fund may also purchase or write put and call options on securities and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for over-the-counter ("OTC") options written by a Fund would be considered illiquid to the extent described under " Common Investment Policies and Techniques--Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value.

         A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Funds to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between a Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Funds will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract the effectiveness of attempted hedging.

         SPREAD TRANSACTIONS. Each Fund may purchase from securities dealers covered spread options. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.


         FUTURES CONTRACTS. Each Fund may enter into futures contracts, including interest rate and index futures. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in securities prices and sales of futures as an offset against the effect of expected declines in securities prices. The Funds' futures transactions may be entered into for any lawful purpose consistent with each Fund's investment objective, such as hedging purposes, risk management, or to enhance returns, but not for speculation. The Funds may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Funds than is purchasing the futures contract.


         To the extent required by regulatory authorities, the Funds only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.


         No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high grade debt securities, in an amount generally equal to 10% or less of the contract value. High grade securities include securities rated "A" or better by an NRSRO. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES--SPECIAL CONSIDERATIONS. The Funds may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Funds' use of currency-related derivative instruments will be directly related to a Fund's current or anticipated portfolio securities, and the Funds may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on their portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.




         For example, a Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges -- for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.



         In addition, a Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if a Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by a Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.



         A Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.



         The use of currency-related derivative instruments by a Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).



         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.



         Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.



         When a Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Funds will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.



         Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to a Fund. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, a Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, a Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While a Fund will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that a Fund will in fact be able to enter into such closing transactions.



         The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.



         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.



        There will be a cost to a Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. A Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.



        When required by SEC guidelines, the Funds will set aside permissible liquid assets in segregated accounts or otherwise cover their respective potential obligations under currency-related derivatives instruments. To the extent a Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of a Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.



         The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.



         The Funds' dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Funds reserve the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Funds are not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Funds' securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

HIGH-YIELD (HIGH-RISK) SECURITIES

         IN GENERAL. The Short-Term Bond Fund may invest up to 5% of its assets and the Corporate Bond Fund may invest up to 25% of its assets in non-investment grade debt obligations. The Advantage Fund may invest up to 25% of its assets only in non-investment grade debt obligations rated in the fifth highest rating category (e.g., BB by S&P) or comparable unrated securities. Securities rated BB are considered the least speculative of non-investment grade obligations. With respect to the Short-Term Bond and Corporate Bond Funds, non-investment grade debt obligations (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this Statement of Additional Information for a discussion of securities ratings.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

         All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

         PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Funds.

         CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt securities. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

         LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

         RECENT AND PROPOSED LEGISLATION. Recent legislation has been adopted, and from time to time proposals have been discussed, regarding new legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. An example of legislation is a recent law which requires federally insured savings and loan associations to divest their investments in these securities over time. It is not currently possible to determine the impact of the recent legislation or the proposed legislation on the lower-quality and comparable unrated securities market. However, it is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

SHORT SALES AGAINST THE BOX

         The Funds may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that a Fund owns or has the right to acquire, for delivery at a specified date in the future. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

TEMPORARY DEFENSIVE POSITION

         When the Advisor determines that market conditions warrant a temporary defensive position, the Funds may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

WARRANTS

         Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. A Fund will not purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.



                      INVESTMENT POLICIES AND TECHNIQUES -
              ADVANTAGE, SHORT-TERM BOND, AND CORPORATE BOND FUNDS

DEPOSITARY RECEIPTS

         As indicated in the Prospectus, the Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangements. For purposes of the Funds' investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

         ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

LOAN INTERESTS

         Each Fund may acquire a loan interest (a "Loan Interest"). A Loan Interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company finance company, or other financial institution (the "Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution, typically but not always the Agent (the "Collateral Bank"), holds collateral (if any) on behalf of the lenders. These Loan Interests may take the form of participation interests in, assignments of or novations of a loan during its secondary distribution, or direct interests during a primary distribution. Such Loan Interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of Loan Interests. A Fund may also acquire Loan Interests under which the Fund derives its rights directly from the borrower. Such Loan Interests are separately enforceable by a Fund against the borrower and all payments of interest and principal are typically made directly to a Fund from the borrower. In the event that a Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. The Funds may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

         The Advisor will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. The Advisor also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which the Fund does not have privity with the borrower, those institutions from or through whom the Fund derives its rights in a loan (the "Intermediate Participants").

         In a typical loan the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. A Fund will generally rely upon the Agent or an Intermediate Participant to receive and forward to the Fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a Fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable loan agreement.

         A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants similar risks may arise.

         Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

FOREIGN INVESTMENT COMPANIES

         Some of the countries in which the Funds invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.


                      DIRECTORS AND OFFICERS OF THE FUNDS


         Directors and officers of the Funds, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk. Each officer and director holds the same position with the following registered investment companies: Strong Asia Pacific Fund, Inc.; Strong Asset-Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Discovery Fund II, Inc.; Strong Discovery Fund, Inc.; Strong Growth Fund, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Insured Municipal Bond Fund, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Money Market Fund, Inc.; Strong Opportunity Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Special Fund II, Strong American Utilities Fund, Inc.; and Strong Total Return Fund, Inc. (collectively, the "Strong Funds"); and Strong Institutional Funds, Inc.; Strong Special Fund II, Inc.; and Strong Variable Insurance Funds, Inc.


         *Richard S. Strong (DOB 5/12/42), Chairman of the Board and Director of the Funds.

         Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a director of the Advisor. Since October 1993, Mr. Strong has been Chairman and a director of Strong Holdings, Inc., a Wisconsin corporation and subsidiary of the Advisor ("Holdings"), and the Fund's underwriter, Strong Funds Distributors, Inc., a Wisconsin corporation and subsidiary of Holdings ("Distributor"). Since January 1994, Mr. Strong has been Chairman and a director of Heritage Reserve Development Corporation, a Wisconsin corporation and subsidiary of Holdings; and since February 1994, Mr. Strong has been a member of the Managing Boards of Fussville Real Estate Holdings L.L.C., a Wisconsin Limited Liability Company and subsidiary of the Advisor, and Fussville Development L.L.C. a Wisconsin Limited Liability Company and subsidiary of the Advisor, and certain of its subsidiaries. Mr. Strong has served as a director and Chairman of the Board of the (i) Treasury Fund since February 1989; (ii) Money Fund since July 1986;
(iii) Advantage Fund since November 1988; (iv) Short-Term Bond Fund since August 1987; (v) Government Fund since October 1986; and (vi) Corporate Bond Fund since December 1985.

         Marvin E. Nevins (DOB 7/9/18), Director of the Funds.

         Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served as a director of the (i) Treasury Fund since February 1989; (ii) Money Fund since July 1986; (iii) Advantage Fund since November 1988; (iv) Short-Term Bond Fund since August 1987; (v) Government Fund since October 1986; and (vi) Corporate Bond Fund since December 1985.

         Willie D. Davis (DOB 7/24/34), Director of the Funds.

         Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served as a director of the Funds since July 1994.

         *John Dragisic (DOB 11/26/40), Vice Chairman and Director of the Funds.

         Mr. Dragisic has been Vice Chairman and a director of the Advisor and a director of Holdings and Distributor since July 1994. Mr. Dragisic previously served as a director of the Funds between 1991 and 1994. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin - Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served as Vice Chairman of the Funds since July 1994 and director of the Funds since April 1995.

         Stanley Kritzik (DOB 1/9/30), Director of the Funds.

         Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. He has served as a director of the Funds since April 1995.

         William F. Vogt (DOB 7/19/47), Director of the Funds.

         Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association, and a Fellow of the American College of Medical Practice Executives. He has served as a director of the Funds since April 1995.

         Lawrence A. Totsky (DOB 5/6/59), C.P.A., Vice President of the Funds.

         Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from
December 1992 to September 1994.   Mr. Totsky acted as the Advisor's Manager of
Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has been the Vice President of the Funds since May 1993.

         Thomas P. Lemke (DOB 7/30/54), Vice President of the Funds.

         Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984).
Mr. Lemke has been a Vice President of the Funds since October 1994.

         Ann E. Oglanian (DOB 12/7/61), Secretary of the Funds.

         Ms. Oglanian has been an Associate Counsel to the Advisor since January 1992. Ms. Oglanian acted as Associate Counsel for the Chicago-based investment management firm, Kemper Financial Services, Inc., from June 1988 until December 1991. Ms. Oglanian has been the Secretary of the Funds since May 1994.

         Ronald A. Neville (DOB 5/21/47), C.P.A., Treasurer of the Funds.

         Mr. Neville has been the Senior Vice President and Chief Financial Officer of the Advisor since January 1995. For fourteen years prior to that, Mr. Neville worked at Twentieth Century Companies, Inc., most notably as Senior Vice President and Chief Financial Officer (1988 until December 1994). Mr. Neville received his M.B.A. in 1972 from the University of Missouri - Kansas City and his B.A. degree in Business Administration and Economics in 1969 from Drury College. Mr. Neville has been the Treasurer of the Funds since April 1995.

         Except for Messrs. Nevins, Davis, Kritzik and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 33963. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301, Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 3003 East Third Avenue, Denver, Colorado 80206.


         The mutual fund complex that is managed by the Advisor, which is composed of 26 open-end management investment companies consisting of 31 mutual funds, of which the Funds are a part, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each mutual fund. In addition, each disinterested director is reimbursed by the mutual funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the mutual funds receive no compensation or expense reimbursement from the mutual funds.


         As of March 31, 1995, the officers and directors of the Funds in the aggregate beneficially owned less than 1% of each Fund's then outstanding shares.

                             PRINCIPAL SHAREHOLDERS

         As of March 31, 1995, the following persons owned of record or are known by the Funds to own of record or beneficially, more than 5% of the listed Fund's outstanding shares:

            NAME AND ADDRESS                       FUND/SHARES               PERCENT OF CLASS
            ----------------                       -----------               ----------------
 Charles Schwab & Co., Inc.                     Advantage/20,871,140         24.37%
 101 Montgomery Street                       Short-Term Bond/15,209,195      14.08
 San Francisco, California 94104               Government/11,067,349         35.89
                                              Corporate Bond/1,921,679       12.33


                       INVESTMENT ADVISOR AND DISTRIBUTOR


     The Advisor to the Funds is Strong Capital Management, Inc.  Mr. Richard
S. Strong controls the Advisor. Mr. Strong is the Chairman and a director of the Advisor, Mr. Dragisic is the Vice Chairman and a director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary and General Counsel of the Advisor, Mr. Neville is a Senior Vice President and Chief Financial Officer of the Advisor, and
Ms. Oglanian is an Associate Counsel of the Advisor. A brief description of each Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Funds - Management."


     Each Fund's Advisory Agreement, dated May 1, 1995 (the "Advisory Agreements"), was last approved by shareholders at the annual meeting of shareholders held on April 13, 1995. Each Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor. In addition, an Advisory Agreement will terminate automatically in the event of its assignment.

     Under the terms of each Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Advisor provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

     Except for expenses assumed by the Advisor as set forth above or by the Distributor as described below with respect to the distribution of a Fund's shares, a Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of Prospectuses and quarterly financial statements mailed to existing shareholders; and charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing stock certificates; and fees for directors who are not "interested persons" of the Advisor.


     As compensation for its services, each Fund pays to the Advisor monthly management fees at the following annual rates: (1) Treasury Fund: .40% of average daily net assets; (2) Money Fund: .50% of average daily net assets; (3) Advantage Fund: .60% of average daily net assets; (4) Short-Term Bond Fund:
 .625% of average daily net assets; (5) Government Fund: .60% of average daily net assets; and (6) Corporate Bond Fund: .625% of average daily net assets. (See "Shareholder Manual - Determining Your Share Price" in the Prospectus.) From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Fund. The organizational expenses of the Treasury Fund which were $61,800, were advanced by the Advisor and will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception.



The following table sets forth certain information concerning management fees for each Fund:



                       Management Fee
                          Incurred              Management Fee           Management Fee
                          by Fund                    Waiver                Paid by Fund
                          -------                    ------                ------------
Treasury Fund
             1992         $  101,521               $  101,521                $        0
             1993         $  112,541               $  112,541                $        0
             1994         $  276,272               $  262,326                $   13,946

Money Fund
             1992         $2,248,285               $1,388,272                $  860,013
             1993         $1,771,980               $1,118,603                $  653,377
             1994         $2,159,922               $1,108,463                $1,051,459

Advantage Fund
             1992         $1,298,790               $        0                $1,298,790
             1993         $1,953,255               $        0                $1,953,255
             1994         $3,981,369               $        0                $3,981,369

Short-Term Bond Fund
             1992         $3,070,066               $  730,213                $2,339,853
             1993         $6,876,818               $  659,797                $6,217,021
             1994         $8,715,270               $        0                $8,715,270

Government Fund
             1992         $  389,659               $  281,732                $  107,927
             1993         $  922,030               $  205,059                $  716,971
             1994         $1,537,259               $  150,180                $1,387,079

Corporate Bond Fund
             1992         $  606,085               $        0                $  606,085
             1993         $  724,883               $        0                $  724,883
             1994         $  773,759               $        0                $  773,759

         Each Advisory Agreement requires the Advisor to reimburse a Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed the percentage of the average net asset value of the Fund for such year. Such excess is determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the laws of the various states in which the Fund's common stock is qualified for sale; or if the states in which the Fund's common stock is qualified for sale impose no restrictions, the Advisor shall reimburse the Fund in the event the expenses and charges payable by the Fund in any fiscal year (as described above) exceed 2%. The most restrictive percentage limitation currently applicable to a Fund is 2.5% of its average daily net assets up to $30,000,000, 2% on the next $70,000,000 of its average daily net assets and 1.5% of its average daily net assets in excess of $100,000,000. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for a Fund in addition to the reimbursement of expenses in excess of application limitations.


         On July 12, 1994, the Securities and Exchange Commission (the SEC) filed an administrative action (Order) against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order alleged that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further alleged that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

         The staff of the U.S. Department of Labor (the "Staff") has contacted the Advisor regarding alleged cross-trading of securities between 1987 and early 1990 involving various customer accounts subject to the Employee Retirement Security Act of 1974 ("ERISA") and managed by the Advisor. The Advisor has informed the Staff of the basis for its position that the trades complied with ERISA and that, in any event, any alleged noncompliance was not the cause of any losses to the accounts. The Staff has stated that it disagrees with the Advisor's positions, although to date it has not filed any action against the Advisor. At this time, the Advisor is negotiating with the Staff regarding a possible resolution of the matter, but it cannot presently determine whether the matter will be settled or litigated or, if it is settled or litigated, how it ultimately will be resolved. However, management presently believes, based on current knowledge and the Advisor's insurance coverage, that the ultimate resolution of this matter should not have a material adverse effect on the Advisor's financial position.


    The Advisor has adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Advisor's clients ahead of their own.



    The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access
Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which, at the time, is being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods which prohibit trading by Access Persons who are portfolio managers within seven calendar days of trading in the same securities by any mutual fund or other account managed by the portfolio manager.


    Under a Distribution Agreement dated December 1, 1993 with the
Fund (the "Distribution Agreement"), Strong Funds Distributors, Inc. acts as underwriter of the Fund's shares ("Distributor"). The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Fund is a "no-load" fund, no sales commissions are charged on the purchase of Fund shares. The Distribution Agreement further provides that the Distributor will bear the costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and other costs attributable to the distribution of the Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard S. Strong. Prior to December 1, 1993, the Advisor acted as underwriter for the Fund. On December 1, 1993, Distributor succeeded to the broker-dealer registration of the Advisor and, in connection therewith, the Distribution Agreement was executed on substantially identical terms as the former distribution agreement with the Advisor as distributor. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

    From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Funds. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital stength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).


         In carrying out the provisions of the Advisory Agreements, the Advisor may cause the Funds to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreements provide that such higher commissions will not be paid by a Fund unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by a Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fees paid by the Funds under the Advisory Agreements are not reduced as a result of the Advisor's receipt of research services.



         Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telphone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Adivsor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

         Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Funds and other adisory clients.

         From time to time, the Advisor may purchase securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

         Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Funds and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

         During its last fiscal year the Advisor had an arrangement with various brokers whereby, in consideration of the providing of research services, the Advisor allocated brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above.

         The Advisor may direct the purchase of securities on behalf of the Funds and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

         The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Funds. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

         The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

         The Treasury Fund paid brokerage commissions during 1992, 1993, and 1994 of $0, $0, and $0, respectively. The Money Fund paid brokerage commissions during 1992, 1993, and 1994 of $0, $0, and $0, respectively. The Advantage Fund paid brokerage commissions during 1992, 1993, and 1994 of approximately $75,000, $49,000, and $4,000, respectively. The Short-Term Bond Fund paid brokerage commissions during 1992, 1993, and 1994 of approximately $203,000, $286,000, and $66,000, respectively. The Government Fund paid brokerage commissions during 1992, 1993, and 1994 of approximately $50,000, $63,000, and $8,000, respectively. The Corporate Bond Fund paid brokerage commissions during 1992, 1993, and 1994 of approximately $113,000 $61,000 and $4,000, respectively.

         For the 1993 fiscal period ended December 31, the Advantage and Short-Term Bond Funds' portfolio turnover rates were 304.8% and 444.9%, respectively. For the 1993 and 1994 fiscal periods ended December 31, the Government and Corporate Bond Funds' respective portfolio turnover rates were as follows: (1) Government Fund: 520.9% and 479.0%; and (2) Corporate Bond
Fund: 665.8% and 603.0% The above listed portfolio turnover rates for the respective Funds were higher than anticipated primarily because each Fund employed a trading strategy to take advantage of yield spread opportunities to help enhance the Fund's total return.

         As of December 31, 1994, the Money and Advantage Funds had acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents in the following amounts:

          Regular Broker or Dealer or Parent Issuer                  Value of Securities Owned as of December 31, 1994*
Money:
Goldman Sachs & Co.                                                           $10,000,000
Merrill Lynch & Company, Inc.                                                   1,000,000

Advantage:
Lehman Brothers                                                               $20,780,000
Chase Manhattan                                                                29,059,000

*To the nearest thousand.

                                   CUSTODIAN

         As custodian of each Fund's assets, Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Funds. With respect to the Money Fund only, the custodian has entered into a sub-custodial arrangement with First National Bank of Chicago ("First Chicago") pursuant to which First Chicago may retain custody of certain Money Fund foreign securities. The custodian and, if applicable, the sub-custodian are in no way responsible for any of the investment policies or decisions of the Funds.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         The Advisor acts as transfer agent and dividend-disbursing agent for the Funds. The Advisor is compensated based on an annual fee per open account of $32.50 for the Money Market Funds, and $31.50 for the Advantage, Short-Term Bond, Government and Corporate Bond Funds, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20 from each Fund. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreement. In addition, the Advisor provides certain printing and mailing services for the Funds, such as printing and mailing of shareholder account statements, checks, and tax forms.

         The following table sets forth certain information concerning amounts paid by the Funds for transfer agency and dividend disbursing and printing and mailing services:

                         Transfer Agency and Dividend Disbursement
                         Services Charges Incurred

                           Per                            Printing and    Amounts      Net Amount
                         Account           Expense           Mailing     Waived By      Paid By
Fund                     Charges        Reimbursements       Services     Advisor        Fund
Treasury Fund
         1992              $  36,290       $ 21,186        $  1,134       $ 47,932      $   10,678
         1993                 50,411         22,958           2,030         75,399               0
         1994                 91,501         26,314           3,170         75,937          45,048
Money Fund
         1992             $1,535,244       $700,855        $ 73,041       $      0      $2,309,140
         1993              1,257,905        486,852          50,097              0       1,794,854
         1994              1,155,437        438,197          31,377            187       1,460,176
Advantage Fund
         1992             $  438,374       $140,534        $ 19,474       $      0      $  598,382
         1993                515,380        139,749          19,731              0         674,860
         1994                898,713        178,059          22,392              0       1,099,164
Short-Term Bond Fund
         1992             $  907,739       $289,618        $  6,071       $633,343      $  570,085
         1993              1,818,354        503,093          65,804              0       2,387,251
         1994              2,550,992        528,202          58,057              0       3,137,251
Government Fund
         1992             $  184,550       $ 49,701        $  6,981       $      0      $  241,232
         1993                334,277         76,557          10,009              0         420,843
         1994                525,837         81,183           9,695              0         616,715
Corporate Bond Fund
         1992             $  409,159       $ 85,929        $ 14,271       $      0      $  509,359
         1993                374,189         82,743          11,692              0         468,624
         1994                389,833         79,434           8,512              0         477,779



From time to time, the Funds, directly or indirectly through arrangements with the Advisor, may pay amounts to third parties that provide transfer agent and other administrative services relating to the Funds to persons who beneficially own interests in the Funds, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses, other communications regarding the Funds, and related services as the Funds or beneficial owners may reasonably request. In such cases, the Funds will not pay fees at a rate that is greater than the rate the Funds are currently paying the Advisor for providing these services to Fund shareholders.

                                     TAXES

GENERAL

         As indicated under "About the Funds - Distributions and Taxes" in the Prospectus, each Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification does not involve government supervision of the Funds' management practices or policies.

         In order to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions ) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward currency contracts) derived with respect to its business of investing in securities or these currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or options or futures (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) that were held for less than three months ("30% Limitation"); (3) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TRANSACTIONS

         Interest and dividends received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time a Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

DERIVATIVE INSTRUMENTS

         The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Funds realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be executed by future regulations), and income from transactions in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

         If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Funds intend that, when they engage in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available or is not elected by a Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

         For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by a Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

         Certain Funds may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, a Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because a Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, or futures, or forward currency contracts, held for less that three months that it might wish to sell in the ordinary course of its portfolio management.


        The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Funds - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on each Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts each Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes a Fund's tax treatment, could adversely affect the value of a shareholder's investment in a Fund. Because each Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of a Fund and the federal, state, and local tax consequences to shareholders of an investment in a Fund.



                        DETERMINATION OF NET ASSET VALUE

         As set forth in the Prospectus under the caption "Shareholder Manual - Determining Your Share Price," the net asset value of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

         The Money Market Funds value their securities on the amortized cost basis and seek to maintain their net asset value at a constant $1.00 per share. In the event a difference of 1/2 of 1% or more were to occur between the net asset value calculated by reference to market values and the Money Market Funds' $1.00 per share net asset value, or if there were any other deviation which the Board of Directors believed would result in a material dilution to shareholders or purchasers, the Board of Directors would consider taking any one or more of the following actions or any other action considered appropriate: selling portfolio securities to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a value per unit based upon available indications of market value. Available indications of market value may include, among other things, quotations or market value estimates of securities and/or values based on yield data relating to money market securities that are published by reputable sources.

                       ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES AND AUTOMATIC EXCHANGE PLAN

         Shares of a Fund and any other funds sponsored by the Advisor may be exchanged for each other at relative net asset values. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the fund for which Fund shares are being exchanged (the "New Fund"). For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. If you are interested in exercising any of these exchange privileges, you should obtain Prospectuses of other funds sponsored by the Advisor from the Advisor. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you.

         The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.

         The Telephone Exchange and Redemption Privileges and Automatic Exchange Plan are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time. Additional information regarding the Telephone Exchange and Redemption Privileges and Automatic Exchange Plan is contained in the Funds' Prospectus.

RETIREMENT PLANS

Individual Retirement Account (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred IRA. The Strong Funds offer a prototype plan for you to establish your own IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your IRA. Under certain circumstances, your contribution will be deductible.

Direct Rollover IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or Code section 403(b) plan distribution directly into an IRA. This tax cannot be avoided if you receive a distribution and then roll it over into an IRA. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

Simplified Employee Pension Plan (SEP-IRA): A SEP-IRA allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

Salary Reduction Simplified Employee Pension Plan (SAR SEP-IRA): A SAR SEP-IRA is a type of SEP-IRA in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income.

Defined Contribution Plan: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. There are three plan types: a profit-sharing plan, a money purchase pension plan, and a paired plan (a combination of a profit-sharing plan and a money purchase plan).

401(k) Plan: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(b)(7) Plan: A tax-sheltered custodial account designed to qualify under section 403(b)(7) of the Code is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


                               FUND ORGANIZATION

         Each Fund is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for each of the Funds provides that if additional classes of shares are issued by a Fund, such new classes of shares may not affect the preferences, limitations or relative rights of the Fund's outstanding shares. In addition, the Board of Directors of each Fund is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares with a series may differ. Finally, all holders of shares of a Fund may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class is entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Funds have no preemptive, conversion, or subscription rights. Each Fund currently has only one series of common stock outstanding. If a Fund issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.


                              SHAREHOLDER MEETINGS

         Each Fund is a Wisconsin corporation organized on the following dates and currently has the following authorized shares of capital stock:

                                            Incorporation              Authorized
 Fund                                           Date                     Shares          Par Value ($)
 Treasury Fund                              02/24/89                   10,000,000,000   .00001
 Money Fund                                 07/19/85                   10,000,000,000   .00001
 Advantage Fund                             08/31/88                    1,000,000,000    .0001
 Short-Term Bond Fund                       03/20/87                    1,000,000,000     .001
 Government Fund                            08/08/86                      100,000,000     .001
 Corporate Bond Fund                        07/19/85                      300,000,000     .001

         The Wisconsin Business Corporation Law permits registered investment companies, such as the Funds, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Funds have adopted the appropriate provisions in their Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

         The Funds' Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

         Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of a Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the corporation's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

         If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

         After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.


                            PERFORMANCE INFORMATION

         As described in the "About the Funds - Performance Information" section of the Funds' Prospectus, each Fund's historical performance or return may be shown in the form of "yield." In addition, the Advantage, Short-Term Bond, Government, and Corporate Bond Funds' performance may be shown in the form of "average annual total return," "total return," and "cumulative total return," and the Money Market Funds' performance may be shown in the form of "effective yield." From time to time, the advisor agrees to waive or reduce its management fee and to absorb certain operating expenses for the Fund. All performance and returns noted herein are historical and do not represent the future performance of the Fund.

YIELD

         The Advantage, Short-Term Bond, Government, and Corporate Bond Funds' yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for a Fund is based on a one month or 30-day period. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                                              6
                          YIELD = 2[( a-b + 1)  - 1]
                                      ---
                                      cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

         For the 30-day period ended December 30, 1994, the Advantage Fund's yield was 6.82%, the Short-Term Bond Fund's yield was 8.25%, the Government Fund's yield was 7.41% and the Corporate Bond Fund's yield was 8.85%. In computing yield, the Funds follow certain standardized accounting practice specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare annual and interim financial statements in conformity with generally accepted accounting principles.

CURRENT YIELD

         The Money Market Funds' current yield quotation is based on a seven-day period and is computed as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized premium, less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation. For the seven-day period ended December 30, 1994, the Treasury Fund's current yield was 4.70% and the Money Fund's current yield was 6.11%. During this period, the Advisor waived management fees of 0.15% and 0.50% for the Treasury Fund and Money Fund, respectively, and absorbed expenses of .31% for the Money Fund. Without these waivers and absorptions, the Treasury and Money Funds' current yields would have been 4.55% and 5.30%, respectively.

EFFECTIVE YIELD

         The Money Market Funds' effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return + 1)(365/7) - 1. For the seven-day period ended December 30, 1994, the Treasury Fund's effective yield was 4.81% and the Money Fund's effective yield was 6.29%. Without the waivers and absorptions noted above, the Treasury and Money Funds' effective yields would have been 4.66% and 5.48%, respectively.

DISTRIBUTION RATE

         The distribution rate is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by a Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from a Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains. Therefore, a Fund's distribution rate may be substantially different than its yield. Both a Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

         The Advantage, Short-Term Bond, Government, and Corporate Bond Funds' average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for various periods are set forth in the table below.

TOTAL RETURN

         Calculation of each Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the table below.

CUMULATIVE TOTAL RETURN

         Calculation of each Fund's cumulative total return is not subject to a standardized formula and represents the simple change in value of our investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.


         A Fund's performance figures are based upon historical results and do not represent future results. Each Fund's shares are sold at net asset value
per share.   The Advantage, Short-Term Bond, Government, and Corporate Bond
Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value of the Fund, which may be more or less than original cost. The yield for the Money Market Funds will fluctuate. While the Money Market Funds seek to maintain a stable net asset value of $1.00, there is no assurance that either Fund will be able to do so. An investment in the Money Fund is neither insured nor guaranteed by the U.S. government. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.



         The figures below show performance information for various periods ended December 31, 1994. No adjustment has been made for taxes, if any, payable on dividends. Securities prices fluctuated during these periods.


ADVANTAGE FUND
                                                             Total        Average Annual
                                                            Return         Total Return
                                                            ------         ------------
                           Initial        Ending Value
                           $10,000        December 31,    Percentage        Percentage
                          Investment          1994         Increase          Increase
                          ----------          ----         --------          --------
Life of Fund(1)            $10,000          $ 15,793          57.93%            7.78%
Five Years                  10,000            14,289          42.89             7.40
One Year                    10,000            10,356           3.56             3.56

-----------------------

(1) November 25, 1988


SHORT-TERM BOND FUND
                                                             Total        Average Annual
                                                            Return         Total Return
                                                            ------         ------------
                           Initial        Ending Value
                           $10,000        December 31,    Percentage        Percentage
                          Investment          1994         Increase          Increase
                          ----------          ----         --------          --------
Life of Fund(1)            $10,000          $17,023           70.23%            7.52%
Five Years                  10,000           13,845           38.45             6.72
One Year                    10,000            9,838           -1.62            -1.62

-----------------------
(1) August 31, 1987

GOVERNMENT FUND

                                                             Total        Average Annual
                                                            Return         Total Return
                                                            ------         ------------
                           Initial        Ending Value
                           $10,000        December 31,    Percentage        Percentage
                          Investment          1994         Increase          Increase
                          ----------          ----         --------          --------
Life of Fund(1)            $10,000          $19,364           93.64%            8.42%
Five Years                  10,000           15,086           50.86             8.57
One Year                    10,000            9,661           -3.39            -3.39

------------------------

(1) October 29, 1986


CORPORATE BOND FUND

                                                             Total        Average Annual
                                                            Return         Total Return
                                                            ------         ------------
                           Initial        Ending Value
                           $10,000        December 31,    Percentage        Percentage
                          Investment          1994         Increase          Increase
                          ----------          ----         --------          --------
Life of Fund(1)            $10,000          $21,447          114.47%            8.79%
Five Years                  10,000           13,574           35.74             6.30
One Year                    10,000            9,869           -1.31            -1.31

------------------------

(1) December 12, 1985

         The Advantage, Short-Term Bond, Government, and Corporate Bond Funds' total return for the three months ending March 31, 1995, were 1.56%, 2.23%, 5.49% and 6.70%, respectively.

COMPARISONS

(1)      U.S. TREASURY BILLS, NOTES, OR BONDS
         Investors may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

(2)      CERTIFICATES OF DEPOSIT
         Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

(3)      MONEY MARKET FUNDS
         Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

(4) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS
         From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. A Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. A Fund's performance may also be compared to the average performance of its Lipper category.


(5)      MORNINGSTAR, INC.
         A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.


(6)      INDEPENDENT SOURCES
         Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about a Fund, especially those with similar objectives. Sources for Fund performance information and articles about a Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc., Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

(7)      VARIOUS BANK PRODUCTS
         Each Fund's performance also may be compared on a before or after-tax basis to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.O.W. accounts and certificates of deposit of various maturities as reported in the Bank Rate Monitor, National Index of 100 leading banks, and thrift institutions as published by the Bank Rate Monitor, Miami Beach, Florida. The rates published by the Bank Rate Monitor National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas. The rates provided for the bank accounts assume no compounding and are for the lowest minimum deposit required to open an account. Higher rates may be available for larger deposits.

         With respect to money market deposit accounts and Super N.O.W. accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Super N.O.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing.
Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Fund fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of each Fund are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received, without charge.

(8)      INDICES
         The Funds may compare their performance to a wide variety of indices including the following:

         (a)     The Consumer Price Index
         (b)     Merrill Lynch 91 Day Treasury Bill Index
         (c)     Merrill Lynch Government/Corporate 1-3 Year Index
         (d)     IBC/Donoghue's Taxable Money Fund AverageTM
         (e)     IBC/Donoghue's Government Money Fund AverageTM
         (f)     Salomon Brothers 1-Month Treasury Bill Index
         (g)     Salomon Brothers 3-Month Treasury Bill Index
         (h)     Salomon Brothers 1-Year Treasury Benchmark-on-the-Run Index


         (i)     Salomon Brothers 1-3 Year
                 Treasury/Government-Sponsored/Corporate Bond Index
         (j)     Salomon Brothers Corporate Bond Index
         (k)     Salomon Brothers AAA, AA, A, BBB, and BB Corporate Bond Indexes
         (l)     Salomon Brothers Broad Investment-Grade Bond Index
         (m)     Salomon Brothers High-Yield BBB Index
         (n)     Lehman Brothers Aggregate Bond Index
         (o)     Lehman Brothers 1-3 Year Government/Corporate Bond Index
         (p)     Lehman Brothers Intermediate Government/Corporate Bond Index
         (q)     Lehman Brothers Intermediate AAA, AA, and A Corporate Bond
                 Indexes
         (r)     Lehman Brothers Government/Corporate Bond Index
         (s)     Lehman Brothers Corporate Baa Index
         (t)     Lehman Brothers Intermediate Corporate Baa Index


         There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indices which are noted herein. The market prices and yields of taxable and tax-exempt bonds will fluctuate. There are important differences among the various investments included in the indices that should be considered in reviewing this information.


(9)      HISTORICAL ASSET CLASS RETURNS
         From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatily, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.


(10)     STRONG FAMILY OF FUNDS
         The Strong Family of Funds offers a comprehensive range of conservative to aggressive investment options. All of the members of the Strong Family and their investment objectives are listed below. The Funds are listed in ascending order of risk and return, as determined by the Funds' Advisor.

                       FUND NAME                           INVESTMENT OBJECTIVE
                       Strong U.S. Treasury Money Fund    Current income, a stable share-price, and daily liquidity.
                       Strong Money Market Fund           Current income, a stable share-price, and daily liquidity.
                       Strong Heritage Money Fund         Current income, a stable share-price, and daily liquidity.
                       Strong Municipal Money Market      Federally tax-exempt current income, a stable share-price, and daily
                       Fund                               liquidity.
                       Strong Advantage Fund              Current income with a very low degree of share-price fluctuation.
                       Strong Short-Term Bond Fund        Total return by investing for a high level of current income with a low degree of share-price fluctuation.
                       Strong Short-Term Municipal Bond   Total return by investing for a high level of federally tax-exempt
                       Fund                               current income with a low degree of share-price fluctuation.

                       Strong Short-Term Global Bond      Total return by investing for a high level of income with a low degree
                       Fund                               of share-price fluctuation.
                       Strong Government Securities       Total return by investing for a high level of current income with a
                       Fund                               moderate degree of share-price fluctuation.
                       Strong Insured Municipal Bond      Total return by investing for a high level of federally tax-exempt
                       Fund                               current income with a moderate degree of share-price fluctuation.
                       Strong Municipal Bond Fund         Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
                       Strong Corporate Bond Fund         Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
                       Strong International Bond Fund     High total return by investing for both income and capital appreciation.

                       Strong High-Yield Municipal Bond   Total return by investing for a high level of federally tax-exempt
                       Fund                               current income.
                       Strong Asset Allocation Fund       High total return consistent with reasonable risk over the long term.
                       Strong American Utilities Fund     Total return by investing for both income and capital growth.
                       Strong Total Return Fund           High total return by investing for capital growth and income.
                       Strong Opportunity Fund            Capital growth.

                       Strong Growth Fund                 Capital growth.
                       Strong Common Stock Fund*          Capital growth.
                       Strong Discovery Fund              Capital growth.
                       Strong International Stock Fund    Capital growth.
                       Strong Asia Pacific Fund           Capital growth.


* The Strong Common Stock Fund is currently closed to new investors.




         The Advisor also serves as Advisor or Subadvisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.


         Each Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

         Financial goals vary from person to person. You may choose one or more of the Strong Funds to help you reach your financial goals. To help you better understand the Strong Income Funds and determine which Fund or combination of Funds best meets your personal investment objectives, they are described in the same Prospectus. Though they appear in the same Prospectus, each of the Income Funds is a separately incorporated investment company. Because the Funds share a Prospectus, there may be the possibility of cross liability between the Funds.

ADDITIONAL FUND INFORMATION

(1)      DURATION

         Duration is a calculation that measures the price sensitivity of a Fund to changes in interest rates. Theoretically, if a Fund had a duration of 2.0, a 1% increase in interest rates would cause the prices of the bonds in the Fund to decrease by approximately 2%. Conversely, a 1% decrease in interest rates would cause the prices of the bonds in the Fund to increase by approximately 2%. Depending on the direction of market interest rates, a Fund's duration may be shorter or longer than its average maturity.

(2)      PORTFOLIO CHARACTERISTICS

         In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(3)      MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE

         Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

      Standard deviation = the square root of (summation symbol)(xi - xm)
                                                                 -------
                                                                   n-1
where    (summation symbol) = "the sum of",
         x  = each individual return during the time period,
          i
         x  = the average return over the time period, and
          m
         n = the number of individual returns during the time period.

         Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

         Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.
                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

         The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery. Through its commitment to excellence, the Advisor intends to benefit investors and to encourage them to think of Strong Funds as their mutual fund family.

         The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

         Discussions of economic, social, and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may impact the Funds include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

         These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.


4. Invest regularly. Investing is a process, not a one-time event. Make a habit of investing regularly. This popular strategy not only helps you manage investment risk, it ensures you "pay yourself first" on a regular basis.


5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account
     - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information... make up your own mind. And choose a fund company that helps you make informed investment decisions.



STRONG RETIREMENT PLAN SERVICES



         Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans.
Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.



Markets:



         The retirement plan services provided by the Advisor focus on four distinct markets, based on the belief that a retirement plan should fit the customer's needs, not the other way around.



1. Small company plans. Small company plans are designed for companies with 1-50 plan participants. The objective is to incorporate the features and benefits typically reserved for large companies, such as sophisticated recordkeeping systems, outstanding service, and investment expertise, into a small company plan without administrative hassles or undue expense. Small company plan sponsors receive a comprehensive plan administration manual as well as toll-free telephone support.



2. Large company plans. Large company plans are designed for companies with between 51 and 1,000 plan participants. Each large company plan is assigned a team of professionals consisting of an account manager, who is typically an attorney, CPA, or holds a graduate degree in business, a conversion specialist (if applicable), an accounting manager, a legal/ technical manager, and an education/communications educator.



3.   Women-owned businesses.



4.   Non-profit and educational organizations (the 403(b) market).



Turnkey approach:



         The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.



         The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design and a wide range of investment options. The open architecture design of the plans allow for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.



Education:


         Participant education and communication is key to the success of any retirement program, and therefore is one of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs.



Service:


         The Advisor's goal is to provide a world class level of service. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements and plan summaries.



         The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system as well as personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.



STRONG FINANCIAL ADVISORS GROUP



         The Strong Financial Advisors Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Advisors Group, call 1-800-368-1683.


                              PORTFOLIO MANAGEMENT

         Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

         The Advisor believes that actively managing each Fund's portfolio and adjusting the average portfolio maturity according to the Advisor's interest rate outlook is the best way to achieve the Fund's objectives. This policy is based on a fundamental belief that economic and financial conditions create favorable and unfavorable investment periods (or seasons) and that these different seasons require different investment approaches. Through its active management approach, the Advisor seeks to avoid or reduce any negative change in the Fund's net asset value per share during the periods of falling bond prices and provide consistently positive annual returns throughout the seasons of investment.


ADVANTAGE, SHORT-TERM BOND, GOVERNMENT, AND CORPORATE BOND FUNDS


The Advisor's investment philosophy includes the following basic beliefs:

* Active management pursued by a team with a uniform discipline across the fixed income spectrum can produce results that are superior to those produced through passive management.

* Controlling risk by making only moderate deviations from the defined benchmark is the cornerstone of successful fixed income investing.


* Successful fixed income management is best pursued on a top-down basis to look like the first chart utilizing fundamental techniques.



The investment process includes decisions made at four levels that are consistent with the Advisor's viewpoint of the path of economic activity, interest rates, and the supply of and demand for credit.



U.S. TREASURY MONEY FUND


The Advisor's investment philosophy includes the following basic beliefs:



* Successful fixed income management begins with a top-down, fundamental analysis of the economy, interest rates, and the supply of and demand for credit.



* Value can be added through active management of average maturity and yield curve positioning.



MONEY MARKET FUND


The Advisor's investment philosophy includes the following basic beliefs:



* Successful fixed income management begins with a top-down, fundamental analysis of the economy, interest rates, and the supply of and demand for credit.



* Value can be added through active management of average maturity, yield curve positioning, sector emphasis, and issue selection.


The goal is to derive equivalent amounts of excess performance and risk control over the long run from each of the four levels of decision-making:

1. Duration. Each Fund's portfolio duration is managed within a range relative to its respective benchmark.

2. Yield Curve. Modest overweights and underweights along the yield curve are made to benefit from changes in the yield curve's shape.

3. Sector/Quality. Sector weightings are generally maintained between zero and two times those of the benchmark.

4. Security Selection. Quantitative analysis drives issue selection in the Treasury and mortgage marketplace. Proactive credit research drives corporate issue selection.

Risk control is pursued at three levels:

1. Portfolio structure. In structuring the portfolio, the Advisor carefully considers such factors as position sizes, duration, benchmark characteristics, and the use of illiquid securities.

2. Credit research. Proactive credit research is used to identify issues which the Advisor believes will be candidates for credit upgrade. This research includes visiting company management, establishing appropriate values for credit ratings, and monitoring yield spread relationships.

3. Portfolio monitoring. Portfolio fundamentals are re-evaluated continuously, and buy/sell targets are established and generally adhered to.

                                 LEGAL COUNSEL

   Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as outside legal counsel for the Funds.


                            INDEPENDENT ACCOUNTANTS

         Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent accountants for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                              FINANCIAL STATEMENTS

         The Annual Report that is attached hereto contains the following financial information for each Fund:

                 (a)      Schedule of Investments in Securities.
                 (b)      Statement of Operations.
                 (c)      Statement of Assets and Liabilities.
                 (d)      Statement of Changes in Net Assets.
                 (e)      Notes to Financial Statements.
                 (f)      Financial Highlights.
                 (g)      Report of Independent Accountants.

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

         A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

                 1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

                 2.       Nature of and provisions of the obligation.

                 3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
         AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
         Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

         B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

         CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

         CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

         C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


                         MOODY'S LONG-TERM DEBT RATINGS

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                   FITCH INVESTORS SERVICE, INC. BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

          AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

           AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

            A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.


           BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

            B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

           CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

            C Bonds are in imminent default in payment of interest or principal.

         DDD, DD
         and, D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

         These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

         Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

         The Credit Rating Committee formally reviews all ratings once per
quarter (more frequently, if necessary).   Ratings of 'BBB-' and higher fall
within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING SCALE              DEFINITION

AAA                       Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+                       High credit quality.  Protection factors are strong.  Risk is modest, but may
AA                        vary slightly from time to time because of economic conditions.
AA-

A+                        Protection factors are average but adequate.  However, risk factors are more
A                         variable and greater in periods of economic stress.
A-

BBB+                      Below average protection factors but still considered sufficient for prudent
BBB                       investment.  Considerable variability in risk during economic cycles.
BBB-

BB+                       Below investment grade but deemed likely to meet obligations when due.
BB                        Present or prospective financial protection factors fluctuate according to
BB-                       industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.

B+                        Below investment grade and possessing risk that obligations will not be met
B                         when due.  Financial protection factors will fluctuate widely according to
B-                        economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC                       Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
                          Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
DD                        Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP                        Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         Ratings graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.


                         STANDARD & POOR'S NOTE RATINGS

         A S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

                 Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

                 Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

         The note rating symbols and definitions are as follows:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay interest and principal, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3 Speculative capacity to pay principal and interest.


                        MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act of 1933, as amended.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                              Moody's Note Ratings

         MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

         MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.


                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

         F-2 (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

         F-3 (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-S (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D (Default) Issues assigned this rating are in actual or imminent payment default.

         LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

         Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

         Emphasis is placed on liquidity which as defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

   Rating Scale:    Definition
   ------------     ----------
   Duff 1+          Highest certainty of timely payment.  Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

   Duff 1           Very high certainty of timely payment.  Liquidity factors are excellent and supported by good fundamental protection factors.  Risk factors are minor.

   Duff 1-          High certainty of timely payment.  Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

                    Good Grade
                    ----------

   Duff 2           Good certainty of timely payment.  Liquidity factors and company fundamentals are sound.  Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good.  Risk factors are small.

                    Satisfactory Grade
                    ------------------

   Duff 3           Satisfactory liquidity and other protection factors qualify issue as to investment grade.  Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                    Non-investment Grade
                    --------------------

   Duff 4           Speculative investment characteristics.  Liquidity is not sufficient to insure against disruption in debt service.  Operating factors and market access may be subject to a high degree of variation.

                    Default
                    -------

    Duff 5          Issuer failed to meet scheduled principal and/or interest payments.